UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2022

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices, including zip code)

(732) 870-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, the stockholders of Commvault Systems, Inc. (the “Company”) approved the Sixth Amendment to the Company’s Omnibus Incentive Plan (the “Incentive Plan”) at the Company’s annual meeting of stockholders (the “2022 Annual Meeting”). The Company may grant awards to its officers, employees, directors, consultants, independent contractors, and agents, and those of its affiliates pursuant to the Incentive Plan. The Sixth Amendment increased the number of shares available for issuance under the Incentive Plan by 1,000,000 shares for a total of 11,050,000 shares of Common Stock.

A more complete description of the Incentive Plan is contained in the Company’s 2022 Proxy Statement dated July 1, 2022, as filed with the Securities and Exchange Commission, under “Proposal No. 4: Approval of the Omnibus Incentive Plan, as amended by the Sixth Amendment.” The complete text of the Sixth Amendment is contained in Annex B of the 2022 Proxy Statement which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2022 Annual Meeting on August 24, 2022 at which the Company’s stockholders voted for (1) the election of directors whose terms expire at the 2023 annual meeting of stockholders, (2) executive compensation on a non-binding, advisory basis, (3) the appointment of Ernst & Young LLP as the Company’s independent auditor and public accountants for fiscal year 2023, and (4) additional shares to be available for grant under the Incentive Plan. The voting results are as follows:

1. Election of Directors
Election of Nicholas Adamo:
For	Against	Abstain	Broker Non-Vote
38,897,892	425,451	19,482	3,523,170
Election of Martha Bejar:
For	Against	Abstain	Broker Non-Vote
36,696,798	2,622,335	23,692	3,523,170
Election of David F. Walker:
For	Against	Abstain	Broker Non-Vote
37,774,661	1,544,373	23,791	3,523,170
Election of Keith Geeslin:
For	Against	Abstain	Broker Non-Vote
38,009,205	1,309,760	23,860	3,523,170
Election of Vivie "YY" Lee:
For	Against	Abstain	Broker Non-Vote
38,607,749	715,130	19,946	3,523,170
Election of Sanjay Mirchandani:
For	Against	Abstain	Broker Non-Vote
38,972,463	351,777	18,585	3,523,170

2. Advisory vote on executive compensation
For	Against	Abstain	Broker Non-Vote
37,003,923	2,307,855	31,047	3,523,170

3. Ratification of independent auditor and public accountants
For	Against	Abstain	Broker Non-Vote
40,306,460	2,542,473	17,062	0

4. Additional shares available for grant under the Incentive Plan
For	Against	Abstain	Broker Non-Vote
35,217,686	4,104,400	20,739	3,523,170

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	August 24, 2022	/s/ Danielle Sheer
Name: Danielle Sheer Title: Chief Legal and Compliance Officer

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